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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 13, 2004
                                                        _________________


                         Diagnostic Products Corporation
              ____________________________________________________
             (Exact name of Registrant as specified in its charter)



        California                      1-9957                95-2802182
 ___________________________     ____________________        ____________
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)


              5700 West 96th Street, Los Angeles, California 90045
              ____________________________________________________
               (Address of principal executive offices) (Zip Code)



                                 (310) 645-8200
               __________________________________________________
              (Registrant's telephone number, including area code)



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                         Diagnostic Products Corporation
                           Current Report on Form 8-K


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         No. 99.1 Press Release issued by Diagnostic Products Corporation, dated February 13, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 13, 2004, Diagnostic Products Corporation announced its results of operations for the quarter and year ended December 31, 2003. A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2004                  Diagnostic Products Corporation




                                                   By:__________________________
                                                      James L. Brill,
                                                      Vice President, Finance


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                                  EXHIBIT INDEX


Exhibit Number

    99.1 Press Release issued by Diagnostic Products Corporation, dated February 13, 2004.